comstock

Corporate Overview

Q3 2025 Business Update

October 30, 2025

Cautionary Notice Regarding Forward Looking Statements

Certain statements contained in this presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, are forward-looking statements. The words "believe," "expect," "anticipate," "estimate," "project," "plan," "should," "intend," "may," "will," "would," "potential" and similar expressions identify forward-looking statements but are not the exclusive means of doing so. Forward-looking statements include statements about matters such as: future market conditions; future explorations or acquisitions; future changes in our research, development and exploration activities; future prices and sales of, and demand for, our products and services; land entitlements and uses; permits; production capacity and operations; operating and overhead costs; future capital expenditures and their impact on us; operational and management changes (including changes in the Board of Directors); changes in business strategies, planning and tactics; future employment and contributions of personnel, including consultants; future land sales; investments, acquisitions, joint ventures, strategic alliances, business combinations, operational, tax, financial and restructuring initiatives, including the nature, timing and accounting for restructuring charges, derivative assets and liabilities and the impact thereof; contingencies; litigation, administrative or arbitration proceedings; environmental compliance and changes in the regulatory environment; offerings, limitations on sales or offering of equity or debt securities, including asset sales and associated costs; business opportunities, growth rates, future working capital needs, revenues, variable costs, throughput rates, operating expenses, debt levels, cash flows, margins, taxes and earnings.

These statements are based on assumptions and assessments made by our management in light of their experience and their perception of historical and current trends, current conditions, possible future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees, representations or warranties and are subject to risks and uncertainties, many of which are unforeseeable and beyond our control and could cause actual results, developments and business decisions to differ materially from those contemplated by such forward-looking statements. Some of those risks and uncertainties include the risk factors set forth in this report and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and the following: adverse effects of climate changes or natural disasters; adverse effects of global or regional pandemic disease spread or other crises; global economic and capital market uncertainties; the speculative nature of gold or mineral exploration, mercury remediation, and, lithium, nickel and cobalt recycling, including risks of diminishing quantities or grades of qualified resources; operational or technical difficulties in connection with exploration or mercury remediation, metal recycling, processing or mining activities; costs, hazards and uncertainties associated with precious metal based activities, including environmentally friendly and economically enhancing clean mining and processing technologies, precious metal exploration, resource development, economic feasibility assessment and cash generating mineral production; costs, hazards and uncertainties associated with mercury remediation, metal recycling, processing or mining activities; contests over our title to properties; potential dilution to our stockholders from our stock issuances, recapitalization and balance sheet restructuring activities; potential inability to comply with applicable government regulations or law; adoption of or changes in legislation or regulations adversely affecting our businesses; permitting constraints or delays; ability to achieve the benefits of business opportunities that may be presented to, or pursued by, us, including those involving battery technology, mercury remediation technology and efficacy, quantum computing and advanced materials development, and development of cellulosic technology in bio-fuels and related carbon-based material production; ability to successfully identify, finance, complete and integrate acquisitions, joint ventures, strategic alliances, business combinations, asset sales, and investments that we may be party to in the future; changes in the United States or other monetary or fiscal policies or regulations; interruptions in our production capabilities due to capital constraints; equipment failures; fluctuation of prices for gold or certain other commodities (such as silver, zinc, lithium, nickel, cobalt, cyanide, water, diesel, gasoline and alternative fuels and electricity); changes in generally accepted accounting principles; adverse effects of war, mass shooting, terrorism and geopolitical events; potential inability to implement our business strategies; potential inability to grow revenues; potential inability to attract and retain key personnel; interruptions in delivery of critical supplies, equipment and raw materials due to credit or other limitations imposed by vendors; assertion of claims, lawsuits and proceedings against us; potential inability to satisfy debt and lease obligations; potential inability to maintain an effective system of internal controls over financial reporting; potential inability or failure to timely file periodic reports with the Securities and Exchange Commission; potential inability to list our securities on any securities exchange or market or maintain the listing of our securities; and work stoppages or other labor difficulties. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows, or the market price of our securities. All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Except as may be required by securities or other law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Sep/25

Webinar Hosts

comstock

CORPORATE
METALS
MINING
REAL ESTATE
FUELS



Corrado De Gasperis
Director, Executive Chairman &
Chief Executive Officer, Comstock Inc



Judd B. Merrill
Chief Financial Officer, Comstock Inc
President, Comstock Mining

Full profiles of leadership and independent directors available in the Leadership & Governance section of our website at: https://comstock.inc/investors/leadership-governance/

Company Dashboard

comstock

NYSE American: LODE		
Outstanding Shares (10/29/25)	51.3	million
Share Price (10/29/25)	3.00	$
Market Capitalization (10/29/25)	153.9	$ million

As of 9/30/25		
Cash	31.7	$ million
Investments	40.5	$ million
Total Assets	176.3	$ million
Debt	0.0	$ million

Corporate Offices	Investor Relations
Comstock Inc. Corporate Offices 117 American Flat Road Virginia City, NV 89440 www.comstock.inc	775 413 6222 ir@comstockinc.com

Comstock Companies

CO METALS

CO MINING

CO REAL ESTATE

bioleum

comstock

CORPORATE
METALS
MINING
REAL ESTATE
FUELS

2025 Quarter and Year-to-Date Highlights

comstock

- We completed an oversubscribed equity raise of **$34.5 million** in gross proceeds (**$31.8 million** net), expanding our institutional shareholder base by **30+** investors. These funds fully finance and accelerate commercialization of our **R2v3/RIOS-certified, zero-landfill** solar panel recycling business.
- We **eliminated all debt instruments**—both convertible and promissory notes—and executed balance-sheet strengthening transactions across AST (fuels), LINICO, Northern Comstock, and Haywood.
- We **placed $5.1 million** of equipment deposits for our first **industry-scale** solar recycling facility in Silver Springs, Nevada—designed to process **~100,000 tons per year** (over **3.3 million panels** annually). Site selection is advancing for the next three U.S. facilities and storage locations.
- We closed the **Haywood** industrial mineral properties purchase (previously paid **$2.2 million** in cash and stock) and received **$0.4 million** cash on closing of the related sale.
- We ended the quarter with **$31.7 million** of cash and cash equivalents (**$12.4 million** at Bioleum) and **net current assets of $21.3 million**.
- Shares outstanding were **51,264,247** at both **September 30, 2025,** and **October 27, 2025**.

2025 Balance Sheet Enhancements

comstock

CORPORATE
METALS
MINING
REAL ESTATE
FUELS

Obligation	Action	Purpose	Segment
Kips Bay Convertible Debt	Extinguish	Debt	Corporate
Promissory Notes	Extinguish	Debt	Corporate
Northern Comstock LLC	Extinguish	Land & Minerals	Mining
Decommissioning Services Inc.	Extinguish	Land & Minerals	Mining
LINICO Corp	Extinguish	Green Li-Ion Investment	Metals
Aqua Metals Inc. (AQMS)	Extinguish	Green Li-Ion Investment	Metals
American Science & Technologies (AST)	Extinguish	Intellectual Property & Plant	Fuels

Debt Obligations

comstock

CORPORATE | METALS | MINING | REAL ESTATE | FUELS

	September 30 2025		December 31 2024	
GHF Secured Promissory Note - 12% interest, due April 15, 2026	$	-0-	$	4,290,000
Alvin Fund LLC 2022 Note - 16% interest, due April 15, 2026		-0-		2,000,000
Alvin Fund LLC 2023 Note - 12% interest, due April 15, 2026		-0-		2,100,000
AQMS Note Payable - 9.76% implied interest, due March 31, 2025		-0-		100,000
Total debt		-0-		8,490,000
Less: debt discounts and issuance costs		-0-		(2,407)
Total debt, net of discounts		-0-		8,487,593
Less: current maturities		-0-		(97,593)
Long-term debt, net of discounts and issuance costs	$	-0-	$	8,390,000


comstock
METALS
Solar Panel Recycling
R2
v3
CERTIFIED

Electrification Drives Silver Demand

comstock METALS

R2 CERTIFIED

Photovoltaics Leading Demand Growth

- Demand for silver is expected to reach near-record levels in 2025 and growing
- Driven by its industrial applications, particularly in photovoltaics and electronics
- Conventional mine supply constraints persist
- Supply constraints likely to keep prices elevated


Demand for Silver
in Millions of Ounces
Silver demand has grown 14%, pushed higher by industrial applications and renewable tech in particular.
Total
1,219.1M oz.
Industrial total 710.9M oz.
Electrical & Electronics
Photovoltaics
Other Industrial
Brazing Alloys & Solders
Investment
Photography
485.6M oz.
232.0M oz.
173.5M oz.
51.8M oz.
212.0M oz.
211.3M oz.
58.8M oz.
26.1M oz.
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024*
Silver industrial demand is forecast to increase 46% from 2023 to 2033.

Global Silver Demand Has Exceeded Supply


Market Balance
Moz
US$/oz
100
50
0
-50
-100
-150
-200
-250
-300
40
35
30
25
20
15
10
5
0
Surplus
Deficit
2015
2017
2019
2021
2023
Balance
Silver Price

Source: Metals Focus, Bloomberg


Long Term Industrial Demand
Index 2021 =100
500
400
300
200
100
0
2021
2023
2025
2027
PV Installations
Light Duty Vehicle Production
BEV & Hybrid Production

Source: GTM, Metals Focus, LMC Automotive, A GlobalDataCompany

Decommissioning to Offtake

comstock METALS


LOGISTICS
RECYCLING SIZE REDUCTION, TREATMENT, SEPARATION
OFFTAKE
DECOMMISSIONING
END-OF-LIFE PANELS & TRANSPORT
CONVEYANCE SYSTEM
THE COMSTOCK PROCESS
Treatment Of Panels
SHREDDING
Panel Size Reduction (1" flakes)
SHREDDING
Treated Material Size Reduction
SEPARATION
3 Offtake Streams
RECOVERED MATERIALS



- ➢ Eliminates Contaminants
- ➢ Lowest Variable and Operating Costs
- ➢ High Speed Processing
- ➢ Scalability

- ➢ Environmental Peace of Mind
- ➢ Competitive Offering
- ➢ Capacity Ready
- ➢ Clean Salable Materials

Recycled Materials



Aluminum Flakes



Glass Pearls



Metal Tailings

Permits Secured & Final Issuance Process

CORPORATE
METALS
MINING
REAL ESTATE
FUELS

NEVADA DIVISION OF
ENVIRONMENTAL PROTECTION

Bureau of Sustainable Materials Management	Bureau of Air Pollution Control
10/30/25 - Draft Written Determination - Expected Completion	11/14/25 – Draft Air Quality Permit – Expected Completion
11/05/25 – Receive Final Comments on Written Determination	11/19/25 – Receive Final Comments on Air Quality Permit
11/10/25 – Public Notice Period Begins	11/25/25 – Public Notice Period Begins
12/26/25 – Public Notice Period Ends	12/26/25 – Public Notice Period Ends
01/09/26 – Anticipated Written Determination Issuance*	01/09/26 – Anticipated Air Quality Permit Issuance*

**Assuming no substantive public comments received*

Electrification Product Recycling

R2 v3 CERTIFIED comstock METALS

CORPORATE
METALS
MINING
REAL ESTATE
FUELS


comstock
METALS

URBAN MINING

100% Full-Service End-of-Life Solar Waste Management

Operating Today & Scaling Up to the Largest U.S. Industrial Facility

Zero Landfill Solar Panel Recycling

- Currently operating commercial demonstration facility in Nevada (135,000 panels/year) since January 2024
- First Industrial-scale facility buildout on current Nevada complex
- Receiving upfront decommissioning and disposal fees
- Panel Waste Market: 10 million panels today, 33 million by 2030
- Building two new facilities in Nevada to capture U.S. strategic panel waste flow, strategic location for Southwestern peak waste flow
- Three 100,000-ton facilities process 10 million panels per year


Silver Springs, Nevada
Operating Commercial Demonstration Facility
135,000 end-of-life panels per year
Building #1 Industrial Facility

Massive Storage Expansion

800, 700, and 600 Lake Avenue displaying full operation



SILVER SPRINGS AIRPORT
APPROXIMATE BOUNDARY
"7200 SF SHOP BUILDING" INITIAL SOLAR PANEL PROCESSING
EXPANDED ONSITE OUTSIDE SOLAR PANEL STAGING/STORAGE
FORMER 142,800 SF TRUSS MFGR BLDG – APPROVED PRIMARY EXPANDED SOLAR PANEL RECOVERY FACILITY
PROPOSED ADJUSTED PARCEL 3A ADJUSTED PARCEL SIZE = 18.83 +/- ACRES
PROPOSED PL TO BE ADJUSTED
PROPOSED NEW PL LOCATION
PROPOSED 30' WIDE PRIVATE ACCESS EASEMENT w/24' WIDE ALL WEATHER SURFACE
LAKE AVE
LAKE AVE

CORPORATE
METALS
MINING
REAL ESTATE
FUELS

Massive Storage Expansion

comstock METALS
R2 CERTIFIED

800 and 700 Lake Avenue displaying storage layouts



PROPOSED DETENTION/RETENTION BASIN IF REQUIRED (SIZE TBD)
PROPOSED OFFICE BUILDING & PARKING

Comstock Metals Corp

Industry Scale Pro Forma Financials *(Pro forma – One 100,000 tons per year Facility*)*	$ per Ton	$ in 000's
Revenue *(tipping fee)*	$ 500	$ 50,000
Costs *(all in)*	$ 150	$ 15,000
Cash Profit	$ 350	$ 35,000
Plus, Mineral & Metal Recoveries	$ 200	$ 55,000

* Requires capital expenditures of approximately $12 million.

End-of-Life Solar Recycling Market *(Estimate in tons)*	USA	Global
2025	100,000*	750,000
2030	1,000,000*	8,000,000
2050	8,000,000	80,000,000

*Substantial majority generated from southwest region of the U.S. (CA,AZ,NV)




Nevada
Reno
California
Las Vegas
Arizona
comstock
METALS

CORPORATE
METALS
MINING
REAL ESTATE
FUELS

High Growth U.S. Market Opportunity

R2 v3 CERTIFIED comstock METALS

Projected Comstock Metals Market Share and End-of-Life Solar Panels Waste Market - U.S.

	TONS	PANEL (Total) EQUIVALENT
By 2050 Panel Market	10,000,000	330,000,000
Comstock's Per Year Capacity by 2030	300,000+	10,000,000
By 2030 Panel Market	1,000,000	33,000,000
Each of Comstock's 3 Industrial Facilities	100,000	3,300,000
2025 Current Comstock Capacity	5,000	132,000



The U.S. Market


Back to report
SUM OF NAMEPLATE CAPACITY (MW)
BY COUNTY AND STATE
State AK AL AR AZ CA CO CT DC DE FL GA HI IA ID IL IN KS KY LA MA MD ME MI MN MO MS MT NC NE NH NJ NM NV
UNITED STATES
MEXICO

* Substantial majority of end-of-life solar panels generating from southwest region of the U.S. (CA, NV, AZ)

Source: Comstock Management Compilation

CORPORATE
METALS
MINING
REAL ESTATE
FUELS

Existing Customer Engagements



Calgary
Vancouver
Winnipeg
ONTARIO
QUEBEC
Seattle
MONTANA
NORTH DAKOTA
MINNESOTA
Ottawa
Montreal
NB
OREGON
SOUTH DAKOTA
WISCONSIN
MICHIGAN
Toronto
MAINE
NOVA
WYOMING
IOWA
NEW YORK
VT
NH
MA
Boston
CT
RI
NEBRASKA
ILLINOIS
PENN
NEVADA
United States
INDIANA
Washington
New York
UTAH
COLORADO
KANSAS
MISSOURI
WEST VIRGINIA
VIRGINIA
KENTUCKY
Las Vegas
TENNESSEE
NORTH CAROLINA
ARIZONA
NEW MEXICO
Dallas
ARKANSAS
SOUTH CAROLINA
GEORGIA
LOUISIANA
San Antonio
Houston
FLORIDA
Monterrey
Gulf of California
Gulf of America
Miami
Mexico






R2
CERTIFIED
comstock
METALS

R2 CERTIFIED comstock METALS








comstock
METALS
WILLSCOT


R2
CERTIFIED
comstock
METALS





CORPORATE METALS INVESTMENTS MINING REAL ESTATE FUELS

Comstock Investments

comstock REAL ESTATE

Investments

Investment Type (*in millions*)		Book Value	Est. FMV
Mineral Properties & Rights	comstock MINING	$11.98	$203.49 *
Assets Held & Planned for Sale	comstock REAL ESTATE	$7.05	$50.00
Sierra Springs Opportunity Fund Inc.	SIERRA SPRINGS	$20.23	$50.00
Green Li-Ion	green li-ion	$18.20	$18.20
Bioleum Corporation	bioleum	$65.00	$532.00 **
Net Operating Loss Carryforwards (NOLs)	comstock	$0.00	$54.84
Total		**$122.46**	**$908.53**

* *based on $3,000 Gold and $33 Silver price*
** *based on fully diluted ownership of 76% x $700 million*


comstock
MINING

Comstock Mineral Estate

- The Comstock Lode District historically produced **192 million ounces of silver and 8 million ounces of gold**.
- Comstock consolidated twelve square miles, covering 6.5 miles of strike length over the historic Comstock Lode District.
- We have a fully permitted infrastructure that produced **59,515 ounces gold and 735,252 ounces silver** from 2012-2016.
- Comstock holds two estimated mineral resources, with an existing, permitted processing facility, and numerous exploration projects.


comstock
MINING
Comstock District
Land Position 2025
Gold Hill Targets
Occidental Target
American Flat
Lucerne Resource
Oest Target
Dayton Resource
Spring Valley Target
Amazon Target
Gold Canyon Place

CORPORATE
METALS
MINING
REAL ESTATE
FUELS

Recent Acquisitions in Lyon County Portfolio

comstock MINING

- The Mackay acquisition contributed over 238 acres of new mineral claims & lands.
- The Haywood acquisition contributed over 190 acres of new mineral claims & lands.



Comstock Exploration & Development LLC Land Position 2025
Legend
N
Oest Target
Haywood Quarry
Dayton Resource Area
Amazon Target
Spring Valley & Gold Canyon Placers

Both transactions further enhance our portfolio of Lyon County mineral properties and directly support the Dayton mine plans.

CORPORATE | METALS | MINING | REAL ESTATE | FUELS

Dayton Consolidated Project (S-K 1300)

comstock MINING

- **High grades – gold assays up to 2.95 ounces per ton and silver assays up to 6.68 ounces per ton**
  - Red over ½ ounce per ton
  - Pink stars over one ounce per ton
- **Third-party column tests found average recoveries of 81.1% for gold and 46.0% for silver**
  - Dayton samples have been tested for alternative (non-cyanide) processes



Dayton Resource Area
Legend

DAYTON ESTIMATED IN-SITU MINERAL RESOURCES AS OF SEPTEMBER 30, 2022
(0.007 OPT AU CUT-OFF)

	Tons	Au (opt)	Ag (opt)	Contained[1] Au (oz)	Contained[1] Ag (oz)
Measured	2,650,000	0.030	0.252	80,000	670,000
Indicated	7,620,000	0.028	0.190	213,000	1,450,000
Total Measured and Indicated	10,270,000	0.029	0.206	293,000	2,120,000
Additional Inferred	3,740,000	0.024	0.129	90,000	480,000

[1]Slight differences may occur due to rounding

Dayton Resource 293,000 oz gold M&I, 100% owned.

- *"The Dayton Project represents an early stage but well-explored, epithermal, precious metal deposit within a world-class mining district."*
- *"Substantial mineral resources have been identified at the Dayton Project and encouraging exploration results have been received at Spring Valley, immediately to the south."*

BEHRE DOLBEAR

Rapidly Becoming Prime Data Infrastructure Hub

comstock
REAL ESTATE


LOCATION DRIVES VALUE


WA
OR
ID
NV
UT
CO
CA
AZ
NM
2 Day Trucking
1 Day Trucking

Logistics and Distribution
1–2-day trucking service from Nevada to major markets with more than 50 carrier services.


TRIC
Tahoe Reno Industrial Center
NNIC
Silver Springs



CORPORATE

METALS

MINING

REAL ESTATE

FUELS

comstock

REAL ESTATE



AADT = 2018 Average Annual Daily Traffic (NDOT)
City of Sparks
City of Reno
Comstock Mining Inc.
Sierra Springs Enterprises
Silver Springs Opportunity Zone
TAHOE RENO
Center For Regional Studies



switch



TESLA



Walmart



Google



REDWOOD MATERIALS

comstock
REAL ESTATE


PROLOGIS
Reno
switch
TESLA
California
SEMI
Walmart
Google
MARS
NOVVA
ebay
Nanotech Energy
switch
REDWOOD MATERIALS
Microsoft
Google
USA Pkwy
Storey
tract
The total development value or the capital involved in bringing that to life will be be approximately $100 billion. I'll say that again…100 billion dollars. $25 billion of that will be concrete, steel, mechanical, electrical infrastructure that constitutes the buildings. Those are massive construction projects. Those are huge numbers of good, high paying jobs. And that's development that will occur over possibly 10 years. --Tract CEO Grant van Rooyen
Silver Springs
comstock
Carson City
Weeks
1* 2025 Microsoft 300.7 acres, $10.21 psf
2 2025 15.80 acres, $8.00 psf
3 2024 10 acres, $11.94 psf
4 2024 62.56 acres, $6.00 psf
5 2024 67.00 acres, $5.60 psf
6 2024 517.00 acres, $2.89 psf
7 2024 11.22 acres, $6.75 psf
8 2024 25.38 acres, $7.00 psf
9 2023 145.48 acres, $3.00 psf
10 2023 Microsoft 226.74 acres, $9.72 psf
11 2023 685.49 Acres, $2.94 psf
*Purchase price of $5.38 psf for raw undeveloped land plus Microsoft contributed $4.83 per sq ft for its infrastructure contribution (per broker), for a total of $10.21.
REDWOOD MATERIALS
Microsoft
tract
NOVVA

Fuels Separation / Spin Out of Bioleum Corp

comstock FUELS

$65 million

Convertible Preferred Stock
Series 1

bioleum

bioleum

Highest Yields - Lowest CI Scores

bioleum

The Richest Source of Renewable Carbon, Hidden in Plain Sight

A Kernel of Corn

The richest source of carbon in a kernel of corn is **'Corn Oil'**

We invented and commercialized an economical method to recover and to convert into fuel.

Increasing Renewable Fuel Production and Revenue by 8%

Still only achieving about 50 GGEs

Lignocellulosic Biomass

The richest source of carbon in biomass is **'Lignin'**

We invented and are commercializing an economical method to recover and to convert into fuel.

Increasing Renewable Fuel Production and Revenue by more than 100%

Now validated at over 140 GGEs, more than 2x the next competitor

Bioleum's Processing Solution | Fractionate and Convert

bioleum

Our technology platform separates the pulp and lignin: enabling conversion of the pulp to sugars or cellulosic ethanol and lignin to fuels and fuel blend components


hexas
Pulp
Hydrolysis & Fermentation
Cellulosic Ethanol
SAF and Blendstocks
RenFuel
Esterification with FFA
Lignin Ester
(HEFA refinery feedstock)
Hydroprocess
Finished Fuels
(SAF, gasoline, RD, maritime)
B-Lignin & Specialty Chemicals

Lignocellulosic biomass is separated and converted via Organosolv digestion into **lignin**, **pulp**, and other **extractives**

* bolded represents monetizable products
** research license for commercial application

Hydroprocessing Demo System - Madison, WI

bioleum



Falcon System



Eagle System



Targeting pilot production of Bioleum-derived fuels up to 2 barrels per week

Creating a New Standard in Oil

bioleum

CORPORATE
METALS
MINING
REAL ESTATE
FUELS

Fuel Farms


Barrels per Acre per Year
100
80
60
40
20
0
2
10
100
Soybeans
Corn
Comstock Fuels
+ Energy Crops

Farm to Fuel Ecosystem



Lowest Carbon Impact

bioleum


Average GREET CI Scores (gCO2e/MJ)
Bioleum™ Cellulosic EtOH
16
Sugarcane EtOH
51
Corn EtOH
70
Ethanol
Bioleum™
15
UCO
20
Soybean Oil
55
Advanced Biofuel Feedstocks
Bioleum™ EtOH SAF...
Corn EtOH w/CCS SAF
40
Bioleum™ UCO RD
27
UCO RD
30
Bioleum™ Soybean RD
32
Soybean RD
50
Advanced Biofuels
Gasoline
100
Diesel
102
Petroleum Fuels

Source: Management Estimates based on the GREET model

Oklahoma Ideally Suited for Production

bioleum

Major U.S. Pipelines carrying Jet Fuel


Olympic
Seattle
Portland
Spokane
Marathon
Bozeman
Billings
Phillips 66
Boise
Reno
Sacramento
San Francisco
Salt Lake City
Kinder Morgan
Las Vegas
Los Angeles
San Diego
Phoenix
El Paso
Denver
Colorado Springs
NuStar
ATA
Albuquerque
Amarillo
Oklahoma
bioleum
Explorer
Magellan
Minneapolis
Sioux City
Des Moines
Iowa City
Omaha
Kansas City
Little Rock
Dallas
Austin
San Antonio
Houston
Corpus Christi
Flint Hills
Energy Transfer
Milwaukee
Rockford
Chicago
Detroit
Rochester
Cleveland
Toledo
Pittsburgh
Columbus
New York
Philadelphia
Baltimore
Washington
Norfolk
St. Louis
Indianapolis
Buckeye
Charlotte
Nashville
Raleigh
Birmingham
Atlanta
Colonial
Products
New Orleans
Orlando
Central Florida
Tampa
Fort Lauderdale
Miami
Jet Infrastructure

Map Source: Airlines.org of Aug 2021

bioleum


OKLAHOMA
Commerce

- $3 million Incentive Grant
- $152 million volume cap allocation of tax-free municipal bonds
- Site Selection Serial #001
- Negotiating Additional Site Incentives !!!

Integrating Solutions Across Industries


Cane Ethanol
Corn Ethanol
Pulp and Paper
Agriculture
Petroleum
bioleum

Bioleum's Strategic Partners / Stakeholders

bioleum

NREL / DOE & MIT

Cooperative Research & Development Agreement with NREL & MIT to convert biomass into sustainable aviation fuel (SAF).

"An integrated process based on Comstock's and NREL's technologies has remarkable potential in decarbonizing liquid fuels."

Gregg Beckham, Senior Research Fellow / NREL

hexas

Massachusetts Institute of Technology

comstock

Marathon

NREL Transforming ENERGY

OKLAHOMA Commerce

RENFUEL

WELLS FARGO

Experienced Management Team

BIOLEUM

- Deep experience in diverse array of industries including graphite, steel, renewable fuels, agriproducts, hazardous waste, and intellectual property development
- Built 23 advanced biofuel refineries
- Invented and commercialized technologies in use by >95% of corn ethanol industry to produce more than 20,000,000 barrels per year of renewable offset for fossil fuel, with more than $3B per year in additional net income industry-wide



Corrado De Gasperis
Executive Chairman and Chief Financial Officer



Kevin Kreisler
Chief Executive Officer



David Winsness
Chief Technology Officer



Chad Michael Black
President



Rahul Bobbili
Chief Engineer



Colby Korsun
Director, Project Development

comstock

Contact Us

Corrado De Gasperis
Executive Chairman & CEO
(775) 847-4755
degasperis@comstockinc.com

Judd B. Merrill
Chief Financial Officer
(775) 413-6222
jmerrill@comstockinc.com

Investor Relations
(775) 413-6222
ir@comstockinc.com

Comstock.Inc